Exhibit 2.
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                               HEADS OF AGREEMENT

         This HEADS OF AGREEMENT ("Agreement"), dated this 5th day of June, 2001, among TRUDY CORPORATION, a Delaware corporation ("Trudy"), CHART STUDIO (PROPRIETARY) LIMITED ("Chart Studio"), a company formed under the laws of the Republic of South Africa, and ASHLEY C. ANDERSEN ("Andersen").

         WHEREAS, Trudy, Chart Studio and Andersen have agreed to cause the formation of a business entity under the name of Studio Mouse LLC ("Studio Mouse") (including as an equity holder thereof a Chart Studio Staff Trust to be formed under South African law, or a proprietary company owned by such Trust) and conduct a business in creating, publishing, distributing and selling a line of high quality, mass market titles in a wide range of formats; and

         WHEREAS, the parties hereto wish to enter into this Agreement for the purpose of setting forth the manner in which they will proceed to establish Studio Mouse and enter into agreements whereby its business will be conducted;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

           1. The parties shall proceed to cause Studio Mouse to be formed as soon as possible under the Connecticut Limited Liability Company Act.

           2. Chart Studio shall proceed to cause the formation of a Chart Studio Staff Trust under South African law, or a proprietary company owned by such Trust, one of which will be party to the Operating Agreement and such other agreements as appropriate.

           3. The equity of Studio Mouse shall be initially held by the following and capitalized as follows:

                  Trudy                    45%               U.S.$50,000
                  Chart Studio             45%               U.S.$50,000
                  Andersen                  5%                   -0-
                  Chart Studio Staff Trust  5%                   -0-

           4. Studio Mouse shall be managed by a Board of four persons, two of whom shall be designated by Trudy and two of whom shall be designated by Chart Studio. In the event of a tie vote among the members of the Board, the casting vote (which shall determine the outcome of such vote) shall be made by a representative of Chart

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              Studio previously designated for this purpose. The prior consent of both Trudy and Chart Studio, as equity holders, shall be required for certain substantive actions by Studio Mouse, including, but not limited to, approval of annual budgets and capital expenditures. Chart Studio shall hold the casting vote in the event of a tie vote on other decisions by the equity holders not expressly requiring the consent of both Trudy and Chart Studio.

           5. Studio Mouse shall enter into employment agreements with each of the four principal members of senior management of Studio Mouse upon customary terms and provisions, for periods of employment and at rates of compensation to be determined by the parties thereto:

                  William W. Burnham
                  Warrick Schroder
                  Ashley C. Andersen
                  Miles Jarvis

           6. The parties hereto (including the Chart Studio Staff Trust, or proprietary company referred to above) shall endeavor to negotiate, execute and deliver as soon as practicable (including the satisfaction of the conditions set forth below) an Operating Agreement and such other agreements as the parties deem appropriate to implement this Agreement, such Operating Agreement and other agreements to contain such terms, provisions, representations and warranties as the parties shall agree.

           7. Studio Mouse shall pay and be responsible for all legal, accounting and related fees incurred in connection with the implementation of the matters envisioned in this Agreement.

           8. The parties hereto agree that no party shall make any public announcement regarding the matters contained in this Agreement without first receiving the consent of the other parties; provided, however, that Chart Studio and Andersen acknowledge and agree that the U.S. federal and state securities law may require disclosure by Trudy of developments which are material to Trudy, in which event Chart Studio and Andersen agree to act reasonably in view of the provisions of U.S. federal and state securities law and their applicability to Trudy in approving the text of such a press release.

           9. Consummation of the transactions envisioned herein and the conduct of business operations by Studio Mouse are subject to the fulfillment of the following conditions:

              o Approval by the appropriate South African governmental authorities, including, but not limited to, the South African Reserve Bank and the South African Department of Trade and Industry, and compliance with the Exchange Control regulations of South Africa and the laws pertaining to the ownership of shares by South African citizens and/or companies of companies registered outside of South Africa;

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              o   Approval by the Smithsonian Institution of a sub-rights
                  license by Soundprints, a division of Trudy, to Studio Mouse under the existing License Agreement between Soundprints and the Smithsonian Institution.

              o Execution and delivery of sub-rights licensing agreements (i) between Trudy and Studio Mouse, (ii) between Chart Productions (Proprietary) Limited ("Chart Productions") (an affiliate of Chart Studio) and Chart Studio, and (iii) between Chart Studio and Studio Mouse, covering in each case proprietary content owned by each such licensor. Each such licensor shall, however, determine in its sole discretion the proprietary content and the format or formats to be so licensed.

          10. This Agreement is binding on the parties and shall not be assigned or transferred by any party without the prior written consent of the other parties hereto. The Operating Agreement and such other agreements as are deemed appropriate shall be executed and delivered by the parties on or before September 1, 2001; provided, however, that such deadline shall be extended for any period of force majeure (defined as an event beyond the control of the party which has failed to perform, including, but not limited to, approvals of required South African governmental authorities) which prevents such execution and delivery of the Operating Agreement or such other agreements. Failure of execution and delivery thereof by September 1, 2001 (as such date may be extended by force majeure) shall result in the termination of this Agreement, except the provision of Section 6, above, shall survive termination.

          11. This Agreement and all transactions hereunder shall be governed by the law of the State of Connecticut, without regard to the principles of conflicts of laws; provided, however, that the law of South Africa shall govern issues involving the corporate proceedings of Chart Studio and the Chart Studio Staff Trust (or proprietary company) and approvals of South African governmental entities.

          12. The parties hereto shall make a good faith effort to resolve among themselves all controversies and disputes between and among them relating to this Agreement and, failing such resolution within a reasonable period of time, the controversy or dispute shall be referred for arbitration to the International Chamber of Arbitration in Paris, France, such arbitration to proceed and be governed by the rules of the International Chamber. The decision of the International Chamber shall be final and binding on all parties thereto.

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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on this 5th day of June, 2001.

                                           TRUDY CORPORATION


                                           By /s/ William W. Burnham
                                             ----------------------------------
                                             William W. Burnham, President


                                           CHART STUDIO (PROPRIETARY) LIMITED


                                           By /s/ Warrick Schroder
                                             ----------------------------------
                                             Warrick Schroder, Managing Director


                                             /s/ Ashley C. Andersen
                                             ----------------------------------
                                             ASHLEY C. ANDERSEN


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